Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Blue Chip Growth Fund

(the “Fund”)

Supplement dated January 31, 2023 to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2022, as supplemented and amended to date

At a meeting held on January 24-25, 2023 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I approved the termination of T. Rowe Price Associates, Inc. as the subadviser to the Fund and approved the appointment of Goldman Sachs Asset Management, L.P. (“GSAM”) and Wellington Management Company LLP (“Wellington”) as subadvisers to the Fund. The Board also approved changing the Fund’s name to “Systematic Growth Fund” and changes to the Fund’s investment objective and principal investment strategies and techniques. In addition, Fund management has determined to change the Fund’s benchmark index against which the Fund compares its performance. The Fund intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Fund’s name, investment objective, subadviser, principal investment strategies and techniques, benchmark index, and corresponding changes to the Fund’s risks. This filing will be subject to review by the SEC and is expected to become effective on or about May 1, 2023 (the “Effective Date”). On the Effective Date, the following changes are expected to become effective:

The Fund’s investment objective will be to seek total return.

The Fund will invest primarily in equity securities of issuers included in the Russell 1000® Growth Index (the “Index”) at the time of purchase. The Index is comprised of U.S. large- and mid-cap companies that exhibit certain growth characteristics, as defined by the index provider. As of December 31, 2022, the market capitalization range of the companies in the Index was approximately $656.70 million to $2.10 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.

The equity securities in which the Fund will invest may include common stock, preferred stock, convertible securities, rights, and warrants. The Fund may at times have significant exposure to one or more industries or sectors and may be overweight with respect to certain securities (i.e., the Fund will hold a greater percentage of those securities than the Index) and underweight with respect to others (i.e., the Fund will hold a lesser percentage of those securities than the Index). Such weightings may change over time.

Each of the Fund’s subadvisers will manage a portion of the Fund’s assets using different investment strategies and techniques.

One subadviser will employ a proprietary, dynamic multifactor approach to managing the Fund’s assets that is based on quantitative and qualitative research and analysis. In selecting securities, the subadviser will seek to allocate its portion of the Fund’s assets to equity securities the subadviser believes share complementary factor exposures. Factors are characteristics that are important in explaining the returns and risks of a group of securities. Among the factors that the subadviser will use to select equity securities for the Fund are: (1) mean reversion (e.g., stocks that are inexpensive relative to their historical fundamentals); (2) trend following (e.g., strong momentum and higher growth potential); and (3) risk aversion (e.g., financially healthy, stable, and lower volatility companies). In exceptional circumstances, the subadviser may exclude, remove or include an issuer or security in the Fund’s portfolio where it believes the data available does not accurately reflect current events, or to adjust the risk profile of the Fund appropriately. The subadviser may engage in frequent and active trading of portfolio securities with respect to its portion of the Fund’s assets.

The other subadviser will use a rules-based methodology that emphasizes quantitatively-based stock selection, portfolio construction, and efficient implementation to seek to capture common sources of active equity returns among factors. Among the factors that the subadviser’s methodology will employ are: (1) value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow); (2) momentum (i.e., whether a company’s share price is trending up or down); (3) quality (i.e., profitability) and (4) low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The subadviser will seek to capitalize on the low correlations in returns across these factors by diversifying exposure to securities selected based on such factors. The subadviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the subadviser’s proprietary research.

The subadviser will construct its portion of the Fund’s portfolio by investing assets in the securities comprising the Index and adjusting the relative weight of each security based on the security’s attractiveness when evaluated based on the factors as described above, subject to the Fund being constrained to long-only positions. The subadviser will rebalance its portion of the Fund’s portfolio according to the process set forth above on a quarterly basis. The subadviser generally will employ a strategy to continue to hold securities between quarterly rebalancings, even if there are adverse developments concerning a particular security, an industry, the economy, or the stock market generally. The subadviser may reduce the position size of a security or sell a security during quarterly rebalancings if the security no longer has favorable scores in one or more of the four factors.

At the Meeting, the Board approved an Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”), the Fund’s investment adviser, and each of GSAM and Wellington with respect to the Fund, which will become effective on the Effective Date (the “Subadvisory Agreements”). The Board also approved an Amended and Restated Advisory Fee Waiver Agreement (the “Advisory Fee Waiver Agreement”) between VALIC and VALIC Company I, on behalf of the Fund, through September 30, 2024. Under the Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive a portion of its advisory fee so that the fee payable by the Fund to VALIC equals 0.580% of average monthly assets on the first $250 million, 0.555% on the next $250 million, 0.530% on the next $300 million, 0.505% on the next $200 million and 0.450% on assets over $1 billion.

The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about GSAM, Wellington, and their respective Subadvisory Agreements.

An updated prospectus will be mailed to shareholders of the Fund once the above changes become effective. The updated prospectus will reflect the changes to the Fund’s name, investment objective, principal investment strategies and techniques, benchmark index, and risks. Please read the prospectus carefully.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.